CONTINGENT LIABILITY	12 Months Ended
Dec. 31, 2021
Disclosure Of Contingent Liability [Abstract]
CONTINGENT LIABILITY
NOTE 22:	CONTINGENT LIABILITY

In January 2018, AlmondNet, Inc. and its affiliates (Datonics LLC and Intent IQ) contacted RhythmOne asserting that RhythmOne’s online advertising system infringes eleven U.S. Patents owned by the AlmondNet Group. As of the date of this report, a claim was never filed and RhythmOne is currently in a commercial agreement with AlmondNet’s affiliate. The Company believes that the likelihood of a material loss is remote but at this point is unable to reasonably estimate any potential loss and financial impact to the Company resulting from this matter.

On May 18, 2021, the Company filed a complaint against Alphonso, Inc. (“Alphonso”) in the Supreme Court of the State of New York, County of New York (the “Court”), asserting claims for breach of contract, tortious interference with business relations, intentional interference with contractual relations, unjust enrichment, and conversion.

The lawsuit arose out of Alphonso’s breach of a Strategic Partnership Agreement and an Advance Payment Obligation and Security Agreement (the “Security Agreement”) with the Company, and related misconduct. The Company is seeking damages and other relief, including an order foreclosing on Alphonso’s collateral under the Security Agreement, from the Court.

On May 24, 2021, Alphonso filed a complaint against the Company in the Supreme Court of the State of New York, County of New York, asserting claims for breach of contract, unfair competition, and tortious interference with business relations. Alphonso and the Company are currently engaged in written discovery.